TRUSTEES POWER OF ATTORNEY


 City of Minneapolis

 State of Minnesota

         Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                         1940 Act
                                                         Reg. Number
                                                         -----------
              Growth Trust                               811-07395
              Growth and Income Trust                    811-07393
              Income Trust                               811-07307
              Tax-Free Income Trust                      811-07397
              World Trust                                811-07399

 hereby constitutes and appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

         Dated the 11th day of January, 2001.

 /s/ Peter J. Anderson                  /s/ Heinz F. Hutter
----------------------                  -------------------
     Peter J. Anderson                      Heinz F. Hutter

 /s/ H. Brewster Atwater, Jr            /s/ Anne P. Jones
----------------------------            -----------------
     H. Brewster Atwater, Jr                Anne P. Jones

/s/  Arne H. Carlson                    /s/ William R. Pearce
--------------------                    ---------------------
     Arne H. Carlson                        William R. Pearce

/s/  Lynne V. Cheney                    /s/ Alan K. Simpson
--------------------                    -------------------
     Lynne V. Cheney                        Alan K. Simpson

/s/  Livio D. DeSimone                  /s/ John R. Thomas
----------------------                  ------------------
     Livio D. DeSimone                      John R. Thomas

/s/  Ira D. Hall                        /s/ C. Angus Wurtele
----------------                        --------------------
     Ira D. Hall                            C. Angus Wurtele

/s/  David R. Hubers
---------------------
     David R. Hubers